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                                                                  EXHIBIT 10.10

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into this 17th day of February, 1994, by and among EDISON BROTHERS STORES, INC., a Delaware corporation (the "Company"), the banks listed on the signature pages hereof (collectively, the "Banks") and MERCANTILE BANK OF
ST. LOUIS NATIONAL ASSOCIATION, a national banking association, as agent for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Company, the Banks and the Agent have heretofore entered into that certain Credit Agreement dated effective as of June 4, 1993, as amended by that certain First Amendment to Credit Agreement dated January 24th, 1994 (as so amended, the "Credit Agreement"; all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement); and

         WHEREAS, the Company desires to amend the Credit Agreement in the manner hereinafter set forth and the Banks and the Agent are willing to agree thereto on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

         1. Section 5.01(d) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

             "(d)    Fixed Charges Coverage Ratio.  The Company will keep  and
         maintain the ratio of Net Income Available for Fixed Charges to Fixed Charges for:

                 (i) each period of four (4) consecutive fiscal quarters up to and including the quarter ending October 30, 1993, at not less than 1.25 to 1.00;

                 (ii) the fiscal quarter ending January 29, 1994, at not less than 1.25 to 1.00;

                 (iii) each period of four (4) consecutive fiscal quarters
             beginning with the period that ends with the first fiscal quarter of fiscal year 1994 to and including the period that ends with the fourth fiscal quarter of fiscal year 1994, at not less than 1.10 to 1.00;

                 (iv) each period of four (4) consecutive fiscal quarters
             beginning with the period that ends with the first fiscal quarter of fiscal year 1995 to and including the period that ends with the fourth fiscal quarter of fiscal year 1995, at not less than 1.175 to 1.00;

                 (v) the fourth fiscal quarters of fiscal years 1994 and 1995, at not less than 1.25 to 1.00; and

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                 (vi) each period of four (4) consecutive fiscal quarters
             beginning with the period that ends with the first fiscal quarter of fiscal year 1996, and thereafter, at not less than 1.25 to 1.00."

         2.  The word "or" is hereby added immediately following clause (n) of
Section 6.01 of the Credit Agreement and the following new clause (o) is hereby added to Section 6.01 of the Credit Agreement as an additional Event of Default under the Credit Agreement:

             "(o)    If Consolidated Net Income for each of any two consecutive fiscal quarters during fiscal years 1994 or 1995 is a net loss and the loss reported for the second such consecutive quarter is greater than the loss reported for the first such fiscal quarter;"

         3. This Amendment shall not be effective unless and until the Agent shall have received evidence satisfactory to the Agent that the minimum fixed charge coverage covenant contained in Section 5.8 of each of the "Note Agreements" (as defined in Section 6.01(n) of the Credit Agreement) has been amended to read the same in all material respects as Section 5.01(d) of the Credit Agreement as amended by this Amendment.

         4. The Company hereby agrees to reimburse the Agent upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and execution of this Amendment. All of the obligations of the Company under this Paragraph 4 shall survive termination of the Credit Agreement.

         5. All references in the Credit Agreement to this "Agreement" and any, other references of similar import shall henceforth mean the Credit Agreement as amended by this Amendment.

         6. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Credit Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

         7. This Amendment shall be binding upon and inure to the benefit of the Company, the Banks, the Agent and their respective successors and assigns, except that Company may not assign, transfer or delegate any of its rights or obligations hereunder.

         8. The Company hereby represents and warrants to the Banks and the Agent that:

             (a) the execution, delivery and performance by the Company of this Amendment are within the corporate powers of the Company, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official or any other third party. The execution, delivery and performance by the Company of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or By-Laws of the Company, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement, document or instrument to which the Company is a party or by which it is bound or to which it is subject;
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             (b) this Amendment has been duly executed and delivered by the
Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms; and

             (c) as of the date hereof, all of the representations, warranties and covenants of the Company set forth in the Credit Agreement are true and correct and no Default or Event of Default under or within the meaning of the Credit Agreement has occurred and is continuing.

         9. In the event of any inconsistency or conflict between this Amendment and the Credit Agreement, the terms, provisions and conditions of this Amendment shall govern and control.

         10. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

         11. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBIT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT THE COMPANY, THE BANKS AND THE AGENT FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY THE COMPANY, THE BANKS AND THE AGENT COVERING SUCH MATTERS ARE CONTAINED IN THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, WHICH CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT IS A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN THE COMPANY, THE BANKS AND THE AGENT, EXCEPT AS THE COMPANY, THE BANKS AND THE AGENT MAY LATER AGREE IN WRITING TO MODIFY THEM.

         12. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Subject to the provisions of Paragraph 3 of this Amendment, this Amendment shall become effective on the date when the Agent shall have received counterparts hereof signed by the Company and each of the Banks.

         IN WITNESS WHEREOF, the Company, the Banks and the Agent have executed this Second Amendment to Credit Agreement this 17th day of February, 1994.

                                  EDISON BROTHERS STORES, INC.

                                  By Lee G. Weeks
                                  Title:


                                  MERCANTILE BANK OF ST. LOUIS
                                  NATIONAL ASSOCIATION

                                  By /S/ Sally Dion
                                  Title: Vice President


                                  THE BOATMEN'S NATIONAL BANK OF ST. LOUIS

                                  By /S/ C. Susan Taylor
                                  Title: Vice President




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                                  CITIBANK, N.A.

                                  By /S/ Theodore J. Beck
                                  Title: Vice President


                                  NBD BANK, N.A.

                                  By /S/ J. J. Csernits
                                  Title: First Vice President


                                  THE BANK OF NOVA SCOTIA

                                  By /S/ A. S. Norsworthy
                                  Title: Assistant Agent


                                  THE FIRST NATIONAL BANK OF CHICAGO

                                  By /s/ Sharon A. Huebner
                                  Title: Vice President


                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION

                                  By /S/ Lymen Sanger
                                  Title: Vice President


                                  MERCANTILE BANK OF ST. LOUIS
                                  NATIONAL ASSOCIATION, as Agent

                                  By /S/ Sally Dion
                                  Title:  Vice President